THIS PROSPECTUS CONTAINS important information about the Platinum Class of the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND ("Money Market Fund"), a separate investment portfolio of the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), an open-end management investment company which consists of multiple investment portfolios. THE MONEY MARKET FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE MONEY MARKET PORTFOLIO OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE MONEY MARKET FUND. The investment experience of the Fund will correspond directly with the investment experience of the Money Market Portfolio. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated January 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Money Market Fund. For a free copy of the SAI, call 800-967-9009. For further information on the Platinum Class or the Money Market Fund's other class of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                JANUARY 1, 1996

                                     [LOGO]

                                   AAdvantage
                           Money Market Mileage Fund
                              -Platinum Class-(SM)

The AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUNDSM seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust, which in turn invests in high quality, short-term obligations.

    Under a Hub and Spoke(R)(1) operating structure, the Money Market Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio, which has an investment objective that is identical to the Money Market Fund's. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by the Money Market Fund will be its interest in the Money Market Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Money Market Portfolio and administrative services to the Money Market Fund. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objective, Policies and Risks -- Additional Information About the Money Market Portfolio." The Money Market Fund may withdraw its investment in the Money Market Portfolio at any time if the Mileage Trust's Board of Trustees ("Mileage Trust Board") determines that it would be in the best interests of the Money Market Fund and its shareholders to do so. Upon any such withdrawal, the Money Market Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

   TABLE OF FEES AND EXPENSES...    3
   INTRODUCTION.................    4
   INVESTMENT OBJECTIVE,
     POLICIES AND RISKS.........    5
   INVESTMENT RESTRICTIONS......   10
   YIELDS AND TOTAL RETURNS.....   11
   MANAGEMENT AND ADMINISTRATION
     OF THE MILEAGE TRUST.......   12
   AADVANTAGE(R) MILES..........   14
   HOW TO PURCHASE SHARES.......   15
   HOW TO REDEEM SHARES.........   16
   VALUATION OF SHARES..........   17
   DIVIDENDS AND TAX MATTERS....   18
   GENERAL INFORMATION..........   19

---------------

(1) Hub and Spoke is a registered service mark of Signature Financial
Group, Inc.

PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):

     Management Fees                                                         0.15%
     12b-1 Fees(1)                                                           0.25%
     Other Expenses                                                          0.69%
                                                                        ---------
     Total Operating Expenses                                                1.09%
                                                                        ---------
                                                                        ---------

---------------

(1) The Mileage Trust anticipates that some of the "12b-1 Fees" charged for the coming year will be used to pay for AAdvantage miles. See "AAdvantage Miles."

    The Mileage Trust Board believes that the aggregate per share expenses of the Money Market Fund and the Money Market Portfolio will be approximately equal to the expenses that the Money Market Fund would incur if its assets were invested directly in the type of securities held by the Money Market Portfolio.

EXAMPLE

    An investor in the Money Market Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

1 YEAR         3 YEARS
  $11            $35

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in the Money Market Fund for the coming fiscal year. Additional information may be found under "Management and Administration of the Mileage Trust."

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLE.

                                                                      PROSPECTUS

INTRODUCTION

The Mileage Trust is an open-end, management investment company organized as a Massachusetts business trust on February 22, 1995. The Money Market Fund is a separate investment portfolio of the Mileage Trust. The Money Market Fund invests all of its investable assets in the Money Market Portfolio of the AMR Trust which has an identical investment objective. The Money Market Fund currently consists of two classes of shares: the "Platinum Class" for individuals and certain grantor trusts which are customers of various broker-dealers; and the "Mileage Class" which is available directly to individuals and certain grantor trusts. This Prospectus relates only to the Platinum Class. For further information about the Mileage Class, call (800) 645-3795.

    Although each class of shares is designed to meet the needs of different categories of investors, both classes of the Money Market Fund share the same portfolio of investments and share a common investment objective. See "Investment Objective, Policies and Risks." There is no guarantee that the Money Market Fund will achieve its investment objective. Based on its value, a share of the Money Market Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Money Market Fund. It also will bear its proportionate share of expenses that are allocated to the Money Market Fund as a whole. However, certain expenses will be allocated separately to each class of shares.

    The Manager provides investment advisory services to the Money Market Portfolio. Investment decisions for the Money Market Portfolio are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.

     Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

    Each shareholder will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.(2) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See "AAdvantage Miles."

---------------

(2) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc. American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time.

PROSPECTUS

INVESTMENT OBJECTIVE, POLICIES AND RISKS

    The investment objective and policies of the Money Market Fund and Money Market Portfolio are described below. Except as otherwise indicated, the investment policies of the Money Market Fund may be changed at any time by the Mileage Trust Board to the extent that such changes are consistent with the investment objective of the Money Market Fund. However, the Money Market Fund's investment objective may not be changed without a majority vote of its outstanding shares, which is defined as the lesser of (a) 67% of the shares of the Money Market Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the Money Market Fund (hereinafter, "majority vote"). The Money Market Portfolio's investment objective may not be changed without a majority vote of its interest holders.

    The Money Market Fund has a fundamental investment policy which allows it to invest all of its investable assets in the Money Market Portfolio. All other fundamental investment policies and the non-fundamental investment policies of the Money Market Fund and the Money Market Portfolio are identical. Therefore, although the following discusses the investment objective and the investment policies of the Money Market Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to the Money Market Fund and the Mileage Trust Board.

    The Money Market Portfolio's investment objective is to seek current income, liquidity and maintenance of a stable price per share of $1.00. The Money Market Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities;
(3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investors Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.

    The Money Market Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes

                                                                      PROSPECTUS
during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Money Market Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Money Market Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Money Market Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Money Market Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Money Market Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the

PROSPECTUS
security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, the Money Market Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement investments.

    The Money Market Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equals at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Money Market Portfolio would exceed
33 1/3% of its total assets. The Money Market Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, the Money Market Portfolio normally pays (including, in some cases, payments to the Manager) lending fees and related expenses from this interest or fee income. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Money Market Portfolio seeks to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with the Money Market Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of the Money Market Portfolio to the extent required by law. See the SAI for further information regarding loan transactions.

    A repurchase agreement is an agreement under which securities are acquired by the Money Market Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Money Market Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Money Market Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempt to minimize this risk by

                                                                      PROSPECTUS
entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

    Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Rule 144A of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to an institutional investor, such as the Money Market Portfolio, that agrees it is purchasing the paper for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors such as the Money Market Portfolio through or with the assistance of the issuer or dealers that make a market in the Section 4(2) paper, thus providing liquidity. The Money Market Portfolio will not invest more than 10% of its net assets in Section 4(2) paper and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any
Section 4(2) paper held by the Money Market Portfolio in excess of this level is at all times liquid.

    Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper offered and sold under Rule 144A will develop, the AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Money Market Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing the Money Market Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Money Market Portfolio normally will not incur any brokerage commissions on its transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE MONEY MARKET PORTFOLIO -- As previously described, investors should be aware that the Money Market Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Money Market Portfolio, a separate investment company. Since the Money Market Fund will invest only in the

PROSPECTUS

Money Market Portfolio, the Money Market Fund's shareholders will acquire only an indirect interest in the investments of the Money Market Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.

    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling its interests to the Money Market Fund, the Money Market Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Money Market Portfolio will pay a proportionate share of its expenses and will invest in it on the same terms and conditions. However, if another investment company invests all of its assets in the Money Market Portfolio, it would not be required to sell its shares at the same public offering price as the Money Market Fund and may charge different sales commissions. Therefore, investors in the Money Market Fund may experience different returns from investors in another investment company that invests exclusively in the Money Market Portfolio.

    The Money Market Fund's investment in the Money Market Portfolio may be materially affected by the actions of large investors in the Money Market Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Money Market Portfolio, the remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Money Market Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Money Market Portfolio that have a greater pro rata ownership interest in the Money Market Portfolio than the Money Market Fund could have effective voting control over the operation of the Money Market Portfolio. A change in the Money Market Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of the Money Market Fund could require the Money Market Fund to redeem its interest in the Money Market Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Money Market Portfolio. Should such a distribution occur, the Money Market Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Money Market Fund and could affect adversely its liquidity.

    The Money Market Fund's and the Money Market Portfolio's investment objective and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of the Money Market Fund can be changed only with shareholder approval. The approval of the Money Market Fund and of other investors in the Money Market Portfolio is not required to change the investment objective, policies or limitations of the Money Market Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of the Money Market Fund within thirty days prior to any changes in the

                                                                      PROSPECTUS

Money Market Portfolio's investment objective. If the investment objective of the Money Market Portfolio changes and the shareholders of the Money Market Fund do not approve a parallel change in the Money Market Fund's investment objective, the Money Market Fund would seek an alternative investment vehicle or would be actively managed by the Manager.

    See "Management and Administration of the Mileage Trust" for a complete description of the investment management fee and other expenses associated with the Money Market Fund's investment in the Money Market Portfolio. This Prospectus and the SAI contain more detailed information about the Money Market Fund and the Money Market Portfolio, including information related to (1) the investment objective, policies and restrictions of the Money Market Fund and the Money Market Portfolio, (2) the Board of Trustees and officers of the Mileage Trust and the AMR Trust, (3) brokerage practices, (4) the Money Market Fund's shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return and (6) the determination of the value of the Money Market Fund's shares.

INVESTMENT RESTRICTIONS

The following fundamental and non-fundamental investment restrictions are identical for the Money Market Fund and the Money Market Portfolio. Therefore, although the following discusses the investment restrictions of the Money Market Portfolio and the AMR Trust Board, it applies equally to the Money Market Fund and the Mileage Trust Board. The following fundamental investment restrictions may be changed with respect to the Money Market Fund by the majority vote of its outstanding shares or with respect to the Money Market Portfolio by the majority vote of its interest holders. The Money Market Portfolio may not:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of its total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio applies this restriction with respect to 100% of its assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities, or the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy.

PROSPECTUS

    The following non-fundamental investment restrictions may be changed with respect to the Money Market Fund by a vote of a majority of the Mileage Trust Board or with respect to the Money Market Portfolio by a vote of a majority of the AMR Trust Board. The Money Market Portfolio may not:

    - Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if more than 5% of its total assets would be invested in such securities. This limitation does not apply with regard to collateralized trust securities.

    - Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

From time to time the Money Market Fund, including the Platinum Class and the Mileage Class, may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. Total return quotations advertised by the Money Market Fund may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Money Market Fund will at times compare its performance to applicable published indices, and may also disclose its performance as ranked by certain ranking entities. Each class of the Money Market Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

                                                                      PROSPECTUS

MANAGEMENT AND ADMINISTRATION OF THE MILEAGE TRUST

The Board has general supervisory responsibility over the Trust's affairs. The Manager serves as investment manager and administrator of the Money Market Fund and the Money Market Portfolio pursuant to separate Management Agreements, each dated October 1, 1995, which obligate the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the Mileage Trust and the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. As of September 30, 1995, the Manager had assets under management totaling approximately $12.9 billion including approximately $4.7 billion under active management and $8.2 billion as named fiduciary or fiduciary adviser. Of the total, approximately $9.5 billion of assets are related to AMR. American Airlines is not responsible for investments made in the American AAdvantage Mileage Funds.

    The Manager provides each Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also develops the investment programs for the Money Market Portfolio.

    The Manager bears the expense of providing the above services. As compensation for paying these expenses and for providing the Money Market Portfolio with advisory services, the Manager receives from the AMR Trust an annualized fee that is calculated and accrued daily, equal to the sum of 0.15% of the net assets of the Money Market Portfolio. To the extent that the Money Market Fund invests all of its investable assets in the Money Market Portfolio, the Manager receives no advisory fee from the Mileage Trust. The fees received by the Manager from the AMR Trust ("Management Fees") are payable quarterly in arrears.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Mileage Trust Board and the AMR Trust Board, including the affirmative vote of a majority of the independent Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of the Money Market Fund's shareholders or the Money Market Portfolio's interest holders. A Management Agreement may be terminated with respect to the Money Market Fund or the Money Market Portfolio at any time, without penalty, by a majority vote of outstanding Money Market Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the

PROSPECTUS

Manager, on sixty (60) days' written notice to the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Mileage Trust is responsible for the following expenses: audits by independent auditors; transfer agent, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Money Market Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Money Market Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of the Mileage Trust Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Mileage Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager and the Mileage Trust entered into an Administrative Services Plan which obligates the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.55% of the net assets of the Platinum Class of the Money Market Fund. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The Platinum Class distribution plan (the "Plan") was adopted pursuant to Rule 12b-1 under the 1940 Act and provides that it will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of Independent Trustees of the Mileage Trust Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Plan may be terminated at any time, without the payment of any penalty, by a vote of Independent Trustees of the Mileage Trust Board or by a vote of a majority of the outstanding voting securities of the Platinum Class.

    The Plan provides that the Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Mileage Trust Board) for distribution-related services. The fees will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided

                                                                      PROSPECTUS
pursuant to the Plan. The Plan authorizes AMR, or any other entity approved by the Mileage Trust Board, to spend 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares, including, but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees, preparation and distribution of advertising material and sales literature and expenses incurred in connection with participation in the American Airlines AAdvantage Travel Awards Program.

ALLOCATION OF MONEY MARKET FUND EXPENSES -- Expenses of the Money Market Fund generally are allocated equally among its shares, regardless of class. However, certain expenses approved by the Mileage Trust Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC., 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Mileage Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Money Market Portfolio and the Money Market Fund and as transfer agent for the Platinum Class.

INDEPENDENT AUDITOR -- The independent auditor for the Mileage Trust and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

AADVANTAGE(R) MILES

The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

    AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Money Market Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage would be 417 miles that month and every month the $50,000 investment was

PROSPECTUS
maintained in the Money Market Fund. These miles appear on the subsequent AAdvantage program statements.

    The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

    American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to government regulations.

HOW TO PURCHASE SHARES

Platinum Class shares are sold at net asset value through selected financial services firms such as broker-dealers ("firms"). The Platinum Class has established a minimum initial investment of $1,000 and $100 for subsequent investments, but these minimums may be changed at any time at the Mileage Trust's discretion.

    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian/transfer agent are open for business ("Business Day"). These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. The Money Market Fund reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and

                                                                      PROSPECTUS
on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of the Money Market Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the Money Market Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Money Market Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Money Market Portfolio. See the SAI for further information concerning redemptions in kind.

    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could adversely affect the Money Market Fund, it may take up to seven days to send payment.

    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on the Money Market Fund ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Money Market Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application that is available from the Money Market Fund or firms through which shares were purchased. Redemption

PROSPECTUS

Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Money Market Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Money Market Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Money Market Fund, establish variations on minimum check amounts.

    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Money Market Fund's books for at least 15 days. The Money Market Fund reserves the right to terminate or modify this privilege at any time.

    The Money Market Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Money Market Fund shares in excess of the value of the Money Market Fund account or for an amount less than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of the Money Market Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

The net asset value of each share (share price) of each class of the Money Market Fund is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of all outstanding shares of the Platinum class of the Money Market Fund will be determined based on a pro rata allocation of the Money Market Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related

                                                                      PROSPECTUS
solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Portfolio obligations held by the Money Market Portfolio are valued in accordance with the amortized cost method, which is designed to maintain a stable $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

Dividends paid on each class of the Fund's shares are calculated at the same time and in the same manner. All of the Money Market Fund's net investment income and net short-term capital gain, if any, generally are declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first Business Day of the following month. The Money Market Fund's net investment income attributable to the Platinum Class consists of that class pro rata share of the Money Market Fund's share of interest accrued and discount earned on the Money Market Portfolio's securities, less amortization of premium and the estimated expenses of both the Money Market Portfolio and the Money Market Fund attributable to the Platinum Class. The Money Market Portfolio does not expect to realize net capital gain and thus does not foresee paying any capital gain distributions. If the Money Market Fund (either directly or through the Money Market Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Mileage Trust Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on the Platinum Class shares are automatically declared and paid in additional Platinum Class shares. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

    The Money Market Fund will be treated as a separate corporation for federal income tax purposes and intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that the Money Market Fund so qualifies, the Money Market Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus net short-term capital gain) that it distributes to its shareholders. However, the Money Market Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income and capital gain net income for that year, plus certain other amounts. For these and other purposes, dividends declared by the Fund in December of any year and payable to shareholders of record

PROSPECTUS
on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. The Money Market Portfolio has requested and expects to receive a ruling from the Internal Revenue Service that it will be classified for federal income tax purposes as a partnership; accordingly, the Money Market Portfolio will not be subject to federal income tax.

    Dividends from the Money Market Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the earnings and profits, whether received in cash or paid in additional Platinum Class shares.

    The Money Market Fund will notify its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The Manager expects that the Money Market Fund also will notify its shareholders that their taxable dividends for each year include a nominal amount reflecting the value of AAdvantage miles credited to their accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Money Market Fund. The Money Market Fund is required to withhold 31% of all dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Money Market Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Money Market Fund and its shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Money Market Fund. For further tax information, see the SAI.

GENERAL INFORMATION

The Mileage Trust currently is comprised of seven separate investment portfolios, one of which is the Money Market Fund. The Money Market Fund is comprised of two classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in the Money Market Fund and is entitled to one vote. Only shares of the Money Market Fund may vote on matters affecting the Money Market Fund. Only shares of a class may vote on matters affecting that class. All shares of the Mileage Trust vote on matters affecting it as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Mileage Trust are nontransferable.

    On most issues subjected to a vote of the Money Market Portfolio's interest holders, as required by the 1940 Act, the Money Market Fund will solicit proxies from its shareholders and will vote its interest in the Money Market Portfolio in proportion to the votes cast by the Money Market Fund's shareholders. Because the Money

                                                                      PROSPECTUS

Market Portfolio interest holders' votes are proportionate to its percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of the Money Market Fund had voted. This could result in the Money Market Fund's redeeming its investment in the Money Market Portfolio, which could result in increased expenses for the Money Market Fund. Whenever the shareholders of the Money Market Fund are called to vote on matters related to the Money Market Portfolio, the Trustees of the Trust shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from the Money Market Portfolio in its report to shareholders will be provided to the shareholders of the Money Market Fund.

    As a Massachusetts business trust, the Mileage Trust is not obligated to conduct annual shareholder meetings. However, the Mileage Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    Shareholders will receive periodic reports, including annual and semi-annual reports, which will include financial statements showing the results of the Money Market Fund's operations and other information. The financial statements of the Mileage Trust and the AMR Trust will be audited by Ernst & Young LLP, independent auditors, at least annually. Shareholder inquiries and requests for information regarding the other investment companies that also invest in the AMR Trust should be made by contacting your firm or by calling (800) 967-9009 or by writing to the Money Market Fund at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY PLATINUM CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE MONEY MARKET FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Mileage Funds is a service mark of AMR Corporation. Mileage Class is a registered service mark and Platinum Class and American AAdvantage Money Market Mileage Fund are service marks of AMR Investment Services, Inc.

PROSPECTUS

                                     [LOGO]

                             - PLATINUM CLASS -(SM)
                                P.O. BOX 619003
                        DALLAS/FORT WORTH AIRPORT, TEXAS
                                   75261-9003
                                 (800) 967-9009

                              - MILEAGE CLASS -(R)
                                 P.O. BOX 4580
                          CHICAGO, ILLINOIS 60680-4580
                                 (800) 231-4252


PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION

                       AMERICAN AADVANTAGE MILEAGE FUNDS

                             -- Platinum Class[sm] --

                                January 1, 1996

         The American AAdvantage Money Market Mileage Fund[sm] ("Money Market Fund") is a separate investment portfolio of the American AAdvantage Mileage Funds ("Mileage Trust"). The Mileage Trust is an open-end, diversified management investment company. The Money Market Fund consists of two classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information relates only to the Platinum Class.

         The Money Market Fund will seek its investment objective by investing all of its investable assets in the Money Market Portfolio of the AMR Investment Services Trust ("AMR Trust"), which has an identical investment objective.

         This Statement of Additional Information should be read in conjunction with the Platinum Class prospectus dated January 1, 1996 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 645-3795.

         This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

         The Money Market Fund has the following fundamental investment policy that enables it to invest in the Money Market Portfolio of the AMR Trust:

                 Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

         All other fundamental investment policies and the non-fundamental policies of the Money Market Fund and the Money Market Portfolio are identical. Therefore, although the following discusses the investment policies of the Money Market Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to the Money Market Fund and the Mileage Trust's Board of Trustees ("Mileage Trust Board").

         In addition to the investment limitations noted in the Prospectus, the following eight restrictions have been adopted by the Money Market Portfolio and may be changed only by the majority vote of the Money Market Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Money Market Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Money Market Portfolio. Whenever the Money Market Fund is requested to vote on a change in the investment restrictions of the Money Market Portfolio, it will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The Money Market Portfolio may not:

         1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Money Market Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

         2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

         3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Money Market Portfolio may be deemed an underwriter under federal securities law.

         4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Money Market Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

         5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

         6. Issue senior securities except that the Money Market Portfolio may engage in when-issued securities and forward commitment transactions.

         7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Money Market Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

         8. Purchase the securities of other investment companies except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Money Market Portfolio's interest holders.

         The following non-fundamental investment restrictions may be changed by a majority vote of the AMR Trust Board. The Money Market Portfolio may not:

         1. Purchase securities on margin, effect short sales (except that the Money Market Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

         2. Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

                             TRUSTEES AND OFFICERS

         The Mileage Trust Board provides broad supervision over the Mileage Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management of Mileage Trust assets, and the Mileage Trust's officers are responsible for its operations. The Trustees and officers of the Mileage Trust and AMR Trust are listed below together, with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               ------------             ----------------------------------------
 William F. Quinn* (47)              Trustee and President    President, AMR Investment Services, Inc. (November 1986-
                                                              Present); Chairman, American Airlines Employees Federal
                                                              Credit Union (October 1989-Present); Trustee, American
                                                              Performance Funds (September 1990-July 1994); Director,
                                                              Crescent Real Estate Equities, Inc. (April 1994 -
                                                              Present); President and Trustee, American AAdvantage
                                                              Funds (1987 - Present).

 David G. Fox (71)                   Trustee                  Director, Capstead Mortgage Company (1985-1994);
 5949 Sherry Lane                                             Director, Southwestern Medical Foundation (1984-
 Suite 1220, LB 125                                           Present); Trustee, Shelter Ministries of Dallas (1993-
 Dallas, Texas 75225-6521                                     Present); Member, Dallas Citizens Council (1967-
                                                              Present); President, Dallas County Historical Foundation
                                                              (1987-1993); Chairman of the Board, Sensible
                                                              Metropolitan Area Rapid Transit (1987-1994); Chairman of
                                                              the Board, State Fair of Texas (April 1988-April 1993);
                                                              Owner, David G. Fox Investments (1985-Present); Trustee,
                                                              American AAdvantage Funds (1985 - Present).

 John S. Justin (78)                 Trustee                  Chairman and Chief Executive Officer, Justin Industries,
 2821 West Seventh Street                                     Inc. (a diversified holding company) (1969-Present);
 Fort Worth, Texas 76107                                      Executive Board Member, Blue Cross/Blue Shield of Texas
                                                              (1985-Present); Board Member, Zale Lipshy Hospital (June
                                                              1993-Present); Trustee, Texas Christian University
                                                              (1980-Present); Director and Executive Board Member,
                                                              Moncrief Radiation Center (1985-Present); Director,
                                                              Texas New Mexico Enterprises (1984-1993); Director,
                                                              Texas New Mexico Power Company (1979-1993); Trustee,
                                                              American AAdvantage Funds (1989 - Present).

 Stephen D. O'Sullivan* (60)         Trustee                  Consultant (July 1994-Present); Vice President and
                                                              Controller (April 1985-June 1994), American Airlines,
                                                              Inc.; Trustee, American AAdvantage Funds (1987 -
                                                              Present).

                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               ------------             ----------------------------------------
 Roger T. Staubach (53)              Trustee                  Chairman of the Board and Chief Executive Officer (1982-
 6750 LBJ Freeway                                             present) and President (1983-1991) of The Staubach
 Dallas, TX 75240                                             Company (a commercial real estate company); Director,
                                                              Halliburton Company (1991-present); Director, First USA,
                                                              Inc. (1993-present); Director, Brinker International
                                                              (1993-present); Director, Columbus Realty Trust (1994-
                                                              present); Member of the Advisory Board, The Salvation
                                                              Army; Member of the Advisory Board, Dallas International
                                                              Sports Commission; Member of the Advisory Board,
                                                              Hartford Whalers Hockey Club; Trustee, Institute for
                                                              Aerobics Research; Member of Executive Council,
                                                              Daytop/Dallas; former quarterback of the Dallas Cowboys
                                                              professional football team; Trustee, American AAdvantage
                                                              Funds (1995 - Present).

 Nancy A. Eckl (33)                  Vice President           Vice President (December 1990-Present)

 Michael W. Fields (41)              Vice President           Vice President, AMR Investment Services, Inc. (August
                                                              1988-Present).

 Barry Y. Greenberg (32)             Vice President and       Director, Legal and Compliance, AMR Investment Services,
                                     Assistant Secretary      Inc. (July 1995-Present); Branch Chief (May 1992-June
                                                              1995) and Staff Attorney (August 1988-May 1992), Fort
                                                              Worth division of the Securities and Exchange
                                                              Commission.

 Rebecca L. Harris (29)              Treasurer                Director of Finance (May 1995-Present), Controller
                                                              (November 1991-April 1995), AMR Investment Services,
                                                              Inc.; Financial Analyst, Sabre Travel Information
                                                              Network (December 1990-October 1991).

 John B. Roberson (37)               Vice President           Vice President (June 1991-Present), Assistant Vice
                                                              President (August 1988-May 1991), AMR Investment
                                                              Services, Inc.

 Janice B. Schwarz (36)              Assistant Secretary      Senior Compliance Analyst, AMR Investment Services, Inc.
                                                              (December 1990-Present).

 Clifford J. Alexander (52)          Secretary                Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (42)                 Assistant Secretary      Partner, Kirkpatrick & Lockhart LLP (law firm)

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Mileage Trust and the AMR Trust as defined by the 1940 Act.

         As of October 31, 1995, all Trustees and officers as a group own less than 1% of the outstanding shares of the Money Market Fund.

         The Mileage Trust compensates each Independent Trustee with payments in an amount equal to the Trustees' income tax on the value of free airline travel for him and his spouse on American Airlines, Inc. The direct aggregate and total remuneration paid to all Trustees on behalf of the other investment companies in the American AAdvantage Funds complex for the fiscal year ended October 31, 1995 is shown below.

                                                     Pension or Retirement                         Total Compensation
                           Aggregate Compensation     Benefits Accrued as      Estimated Annual      From American
                                  From the            Part of the Mileage         Benefits          AAdvantage Funds
 Name of Trustee               Mileage Trust           Trust's Expenses        Upon Retirement          Complex
 ---------------               --------------          -----------------       ---------------          --------
 William F. Quinn                   $0                         $0                     $0                   $0
 David G. Fox                       $0                         $0                     $0                $27,510
 John S. Justin                     $0                         $0                     $0                $14,475
 Stephen D. O'Sullivan              $0                         $0                     $0                   $0
 Roger T. Staubach                  $0                         $0                     $0                   $0


           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

         As described more fully in each class's Prospectus, the Manager is paid a management fee by the AMR Trust as compensation for its administrative and advisory services. In addition, the Manager receives a fee from the Mileage Trust for compensation for its administrative services. The Manager also receives an administrative services fee from the Mileage Trust with respect to the Platinum Class.

         Also as described more fully in the Platinum Class Prospectus, the Manager (or another entity approved by the Mileage Trust Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid by the Platinum Class 0.25% per annum of the average daily net assets of the class for distribution-related services.

         BTS, as principal underwriter of the Mileage Trust, receives an annualized fee of $50,000 from the Manager for distributing the Mileage Trust and American AAdvantage Funds shares.


                              REDEMPTIONS IN KIND

         Although the Money Market Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Money Market Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Money Market Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                              EXPENSE LIMITATIONS

         Subject to certain state law expense limits, the Money Market Fund pays all of its expenses (including its share of the Money Market Portfolio's expenses) other than those expressly assumed by the Manager. The most restrictive state expense limit currently imposed is 2.5% of the Money Market Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets. If the Money Market Fund's expenses exceed any applicable state expense limits, the Manager would have to bear such excess expenses in order for the Mileage Trust to continue selling its shares in that state. Any excess expenses assumed by the Manager can be reimbursed monthly whenever the Money Market Fund's expenses are below applicable expense limits.

                                NET ASSET VALUE

         It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The Money Market Portfolio's investment securities are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Portfolio to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks.


                                TAX INFORMATION

TAXATION OF THE MONEY MARKET FUND

         To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, the Money Market Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

         o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income;

         o Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that are held for less than three months;

         o Diversify its investments in securities within certain statutory limits; and

         o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain).

         The Mileage Trust has applied for and expects to receive a ruling from the Internal Revenue Service ("IRS") that the Money Market Fund, as an investor in the Money Market Portfolio, will be deemed to own a proportionate share of the Money Market Portfolio's assets and to earn the income on that share for purposes of determining whether the Money Market Fund satisfies all the requirements described above to qualify as a RIC.

TAXATION OF THE MONEY MARKET PORTFOLIO

         The AMR Trust has applied for and expects to receive a ruling from the IRS to the effect that, among other things, the Money Market Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the Money Market Portfolio will not be subject to federal income tax; instead, each investor in the Money Market Portfolio, such as the Money Market Fund, will be required to take into account in determining its federal income tax liability its share of the Money Market Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Money Market Portfolio.

         Because the ruling from the IRS is expected to provide, as noted above, that the Money Market Fund will be deemed to own a proportionate share of the Money Market Portfolio's assets and income for purposes of determining whether the Money Market Fund satisfies the requirements to qualify as a RIC, the Money Market Portfolio intends to conduct its operations so that the Money Market Fund will be able to satisfy all those requirements.

         Distributions to the Money Market Fund from the Money Market Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Money Market Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Money Market Fund's basis for its interest in the Money Market Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Money Market Fund's entire interest in the Money Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Money Market Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Money Market Fund's basis for its interest in the Money Market Portfolio generally will equal the amount of cash and the basis of any property the Money Market Fund invests in the Money Market Portfolio, increased by the Money Market Fund's share of the Money Market Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Money Market Portfolio distributes to the Money Market Fund and (b) the Money Market Fund's share of the Money Market Portfolio's losses.

         The foregoing is only a summary of some of the important federal tax considerations affecting the Money Market Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS

         The Platinum Class is expected to commence operations on or about January 2, 1996, and thus has no past performance. However, for purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, the Platinum Class has adopted the performance of the Mileage Class of the American AAdvantage Money Market Fund. The Manager also provides investment management services to the American AAdvantage Money Market Fund. Like the Money Market Fund, the American AAdvantage Money Market Fund also invests all of its investable assets in the Money Market Portfolio of the AMR Trust.

         Quotations of yield on shares of each class of the Money Market Fund may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Money Market Fund, and its operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

         The yields of the Money Market Fund may be calculated in one of two ways:

         (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees charged to each class and other expenses that are charged to all shareholder accounts in the Money Market Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

         (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, each class of the Money Market Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

                         EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)365/7 ] - 1

         The current and effective yields for the Mileage Class of the American AAdvantage Money Market Fund are as follows:

                                                                       Current yield for the   Effective yield for the
                                           Current daily yield as of  seven-day period ended    seven-day period ended
                                                October 31, 1995          October 31, 1995         October 31, 1995
                                                ----------------          ----------------         ----------------
American AAdvantage Money Market  Fund --            5.48%                     5.46%                    5.60%
Mileage Class

         The advertised total return for the Money Market Fund would be calculated by equating an initial amount invested in the Money Market Fund to the ending redeemable value, according to the following formula:

                                 P(1 + T)N= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Money Market Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Money Market Fund at the beginning of the investment period covered.

         Based on this formula, annualized total returns were as follows for the periods shown for the Mileage Class of the American AAdvantage Money Market
Fund:

                                                                                              For the period from the
                                                For the one-year     For the five-year period  commencement of active
                                                 period ended           ended October 31,       operations through
                                                October 31, 1995             1995(1)          October 31, 1995 (1)(2)
                                                ----------------     ------------------------ -----------------------
American AAdvantage Money Market Fund --             5.61%                    4.70%                    6.12%
 Mileage Class


(1) The Institutional Class is the initial class for the American AAdvantage Money Market Fund. Total returns for the Mileage Class for the five-year period and the period from the commencement of active operations reflect Institutional Class returns from the commencement of operations of the American AAdvantage Money Market Fund to the inception date of the Mileage Class. Total returns shown are higher than they would have been for the Mileage Class, if it had been in operation for the entire period, due to the lower expense structure of the Institutional Class.

(2) The Institutional Class of the American AAdvantage Money Market Fund commenced active operations on September 1, 1987. The Mileage Class of the American AAdvantage Money Market Fund commenced active operations on November 1, 1991.

         Each class of the Money Market Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in the Money Market Fund for the specific period. Such total returns assume reinvestment of dividends.

         In reports or other communications to shareholders or in advertising material, the Money Market Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC/Donoghue, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times" and the "Wall Street Journal."

         Advertisements for the Money Market Fund may compare it to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments.


                        DESCRIPTION OF THE MILEAGE TRUST

         The Mileage Trust, organized on February 22, 1995, is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Mileage Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Mileage Trust and provides for indemnification and reimbursement of expenses out of Mileage Trust property for any shareholder held personally liable for the obligations of the Mileage Trust. The Declaration of Trust also provides that the Mileage Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Mileage Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Mileage Trust itself was unable to meet its obligations. The Mileage Trust has not engaged in any other business.


                               OTHER INFORMATION

Bank Deposit Notes - Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Bankers' Acceptances - Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Cash Equivalents - Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Certificates of Deposit - Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial Paper - Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

Loan Participation Interests - Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

Loan Transactions - Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

Securities loans will be made in accordance with the following conditions: (1) the Money Market Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Money Market Portfolio must be able to terminate the loan after notice, at any time; (4) the Money Market Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Money Market Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

         The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

         Mortgage-Backed Securities - Mortgage-backed securities, which are derivatives, consist of both collateralized mortgage obligations and mortgage pass-through certificates .

                 Collateralized Mortgage Obligations - ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

         Mortgage Pass-Through Certificates - Mortgage pass-through certificates are issued by governmental, government- related and private organizations which are backed by pools of mortgage loans.

         (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes") - GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

         (2) FHLMC Mortgage Participation Certificates ("Freddie Macs") - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

         (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")
- Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

         (4) Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         Ratings of Short-term Obligations - The rating P-1 is the highest short-term rating assigned by Moody's Investors Service, Inc. ("Moody's") . Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

         IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

         The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk- free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D- 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

         Fitch Investors Service, Inc. short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

         Repurchase Agreements - A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., the Money Market Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

         The Money Market Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. The Money Market Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Money Market Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Money Market Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Money Market Portfolio may incur a loss if its proceeds from the sale of the securities to a third party are less than the repurchase price.

         Reverse Repurchase Agreements- The Money Market Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Money Market Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed- upon date and price. The Money Market Portfolio intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Manager. At the time the Money Market Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

         U.S. Government Securities- U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

         U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

         Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         U.S. Treasury Obligations - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

         Variable or Floating Rate Obligations- A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

         Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

         (1) An obligation that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Money Market Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by the Money Market Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (3) A variable rate obligation that is subject to a demand feature will be deemed by the Money Market Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) A floating rate obligation that is subject to a demand feature will be deemed by the Money Market Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, an obligation is "subject to a demand feature" when the Money Market Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

         Variable Rate Auction and Residual Interest Obligations - Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS

         The Mileage Trust's financial statements as of September 13, 1995, which have been audited by Ernst & Young LLP, the Mileage Trust's independent auditors, are filed with this Statement of Additional Information and are incorporated herein by reference.

                               TABLE OF CONTENTS



Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . 1


Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . 3


Management, Administrative Services and Distribution Fees . . . . . . . . . 5


Redemptions in Kind . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5


Expense Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5


Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6


Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6


Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . . . 7


Description of the Mileage Trust  . . . . . . . . . . . . . . . . . . . . . 9


Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9


Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . .14

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Mileage Fund
American AAdvantage Growth & Income Mileage Fund
American AAdvantage International Equity Mileage Fund
American AAdvantage Limited Term Income Mileage Fund
American AAdvantage Money Market Mileage Fund
American AAdvantage Municipal Money Market Mileage Fund
American AAdvantage U.S. Treasury Money Market Mileage Fund

We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Mileage Fund, the American AAdvantage Growth & Income Mileage Fund, the American AAdvantage International Equity Mileage Fund, the American AAdvantage Limited-Term Income Mileage Fund, the American AAdvantage Money Market Mileage Fund, the American AAdvantage Municipal Money Market Mileage Fund, and the American AAdvantage U.S. Treasury Money Market Mileage Fund (collectively, the "Mileage Funds") (seven separate portfolios comprising the American AAdvantage Mileage Funds), as of September 13, 1995. These statements of assets and liabilities are the responsibility of the Mileage Funds' management. Our responsibility is to express an opinion on the statements of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation of the statements of assets and liabilities. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Mileage Funds at September 13, 1995 in conformity with generally accepted accounting principles.


                                                  /s/ ERNST & YOUNG LLP


Dallas, Texas
September 15, 1995

                       American AAdvantage Mileage Funds
                      Statements of Assets and Liabilities
                               September 13, 1995


                                                                                                          Municipal   U.S. Treasury
                                   Balanced   Growth and    International  Limited-Term  Money Market   Money Market  Money Market
                                     Fund     Income Fund    Equity Fund   Income Fund       Fund           Fund          Fund
                                   --------   -----------   -------------  ------------  ------------   ------------ ------------
ASSETS:
 Cash.............................  $ 1,000      $ 1,000        $ 1,000      $ 1,000      $ 94,000       $ 1,000       $ 1,000
 Deferred organization expenses...   10,100       10,100         10,100       10,100        10,100        10,100        10,100
                                    -------      -------        -------      -------      --------       -------       -------
  Total Assets....................   11,100       11,100         11,100       11,100       104,100        11,100        11,100
                                    -------      -------        -------      -------      --------       -------       -------

LIABILITIES:
 Due to Manager...................   10,100       10,100         10,100       10,100        10,100        10,100        10,100
                                    -------      -------        -------      -------      --------       -------       -------
  Total Liabilities...............   10,100       10,100         10,100       10,100        10,100        10,100        10,100
                                    -------      -------        -------      -------      --------       -------       -------

NET ASSETS:
 Applicable to 50; 50; 50; 50;
  94,000; 1,000;  and 1,000
  shares of beneficial interest,
  respectively (unlimited
  authorization -- no par value)..   $1,000       $1,000         $1,000       $1,000       $94,000        $1,000        $1,000
                                    =======      =======        =======      =======      ========       =======       =======


NET ASSET VALUE, offering and
 redemption price per share)......   $20.00       $20.00         $20.00       $20.00         $1.00         $1.00         $1.00
                                    =======      =======        =======      =======      ========       =======       =======

                       AMERICAN AADVANTAGE MILEAGE FUNDS
                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 13, 1995


1.       ORGANIZATION

         American AAdvantage Mileage Funds (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated February 14, 1995 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end, management investment company. On July 19, 1995 the Trust's Board of Trustees created seven new portfolios: the American AAdvantage Balanced Mileage Fund, the American AAdvantage Growth and Income Mileage Fund, the American AAdvantage International Equity Mileage Fund, the American AAdvantage Limited-Term Income Mileage Fund, the American AAdvantage Money Market Mileage Fund, the American AAdvantage Municipal Money Market Mileage Fund and the U.S. Treasury Money Market Mileage Fund (collectively, the "Funds"). The Funds had no operations other than those related to organizational matters and the sale of 50 shares of beneficial interest of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds for $1,000 per Fund, 94,000 shares of beneficial interest of the Money Market Fund for $94,000 and 1,000 shares of beneficial interest of the Municipal Money Market and U.S. Treasury Money Market Funds for $1,000 per Fund to AMR Investment Services, Inc. (the "Manager") on September 13, 1995. The Trust has been advised that the Manager has no present intention of redeeming or reselling such shares. The Manager is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

2.       DEFERRED ORGANIZATION EXPENSES AND TRANSACTIONS WITH AFFILIATES

         It is expected that the Funds will reimburse the Manager over a five-year period for the costs incurred by the Manager in connection with the Funds' organization. The costs will be deferred and amortized on a straight-line basis over a period of five years beginning upon commencement of active operations.

         In the event that the Manager (or any subsequent holder) redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by a pro-rata share (based on the proportionate share of the original shares redeemed to the total number of shares outstanding at the time of redemption) of the unamortized, deferred organization expenses as of the date of such redemption.

         In the event that the Fund is liquidated prior to the end of the five-year period, the Manager (or any subsequent holder) shall bear the unamortized, deferred organization costs.

         Certain officers and/or Trustees of the Trust are also officers of the Manager.